Expenses for shipping activities and other expenses from operating activities	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Expenses for shipping activities and other expenses from operating activities	Expenses for shipping activities and other expenses from operating activities
Voyage expenses and commissions

(in thousands of USD)	2023	2022	2021
Commissions paid	(15,202)	(14,778)	(8,014)
Bunkers	(101,795)	(131,089)	(84,614)
Other voyage related expenses	(25,093)	(29,320)	(26,180)
Total voyage expenses and commissions	(142,090)	(175,187)	(118,808)

The voyage expenses and commissions, which relate to the Suezmax fleet only, decreased in 2023 compared to 2022. This decrease is primarily attributed to a reduction in bunker related expenses, coupled with a notable downturn in other voyage-related expenditures.

The decrease in bunker cost is mainly related to the decrease in Suezmax vessels on the spot due to the sale of older tonnage during 2022. The Fuel oil markets in 2023 were relatively flat with price maintaining a range bound trade for the majority of the year. Markets adjusted to the implementation of the G7 price cap on Russian oil by adjusting flows impacting values of HSFO west of the Suez Canal as Russian HSFO moved out of the tradeable pool, and put upward support on VLSFO prices in Asia.

A portion of the bunkers consumed by Euronav vessels are procured through the Company's IMO 2020 fuel compliance program (see Note 12). For vessels operated on the spot market, voyage expenses are paid by the shipowner while voyage expenses for vessels under a time charter contract, are paid by the charterer. Voyage expenses for vessels operated in a Pool, are paid by the Pool. IMO's initial GHG strategy aims to reduce carbon emissions by 40% by 2030 (IMO 2030) from 2008's levels and at least 50% of the shipping industry's total greenhouse gas emissions by 2050 (IMO 2050).

The majority of other voyage expenses are port costs, agency fees and agent fees paid to operate the vessels on the spot market. Port costs vary depending on the number of spot voyages performed, number and type of ports.

Vessel operating expenses

(in thousands of USD)	2023	2022	2021
Operating expenses	(210,527)	(199,286)	(204,702)
Insurance	(20,506)	(16,808)	(16,004)
Total vessel operating expenses	(231,033)	(216,094)	(220,706)

The operating expenses relate mainly to the crewing expenses (including crew bonuses), technical and other costs (including shore staff working entirely on ship management) which are needed to operate tankers. In 2023, these expenses were slightly higher compared to 2022, mainly resulting from the acquisition of FSO Asia and FSO Africa which were accounted for 100% in 2023 compared to 50% until June 1, 2022 (joint-venture). Furthermore exchange rate differences in EUR/USD are contributing to an increased opex cost during 2023 compared to 2022.

Insurance costs increased in 2023 compared to 2022 mainly due to the FSO Asia and FSO Africa transaction in June 2022 as well as increased inflation costs.

Charter hire expenses

(in thousands of USD)	2023	2022	2021
Charter hire	(4,500)	(3,912)	(8,473)
Bareboat hire	—	(1,857)	(1,277)
Total charter hire expenses	(4,500)	(5,769)	(9,750)
The charter hire expenses in 2023 are mainly attributable to the hire expenses for the barge (Cougar Satu) in relation to our fuel compliance program (see Note 12). The remaining hire is related to the time charter hire days upon delivery of the Suezmaxes Marlin Sardinia and Marlin Somerset recorded as charter hire.

The charter hire expenses in 2022 are entirely attributable to the internal short term time charter agreement with our joint venture Bari Shipholding Ltd. and the hire expenses for the barge (Cougar Satu) in relation to our fuel compliance program
(see Note 12). The Group elected to apply the short-term lease exemption and accordingly, the lease payments were recognized as an expense and right-of-use assets and lease liabilities were not recognized.

General and administrative expenses

(in thousands of USD)	2023	2022	2021
Wages and salaries	(10,342)	(8,272)	(7,566)
Social security costs	(1,204)	(1,242)	(1,295)
Provision for employee benefits (Note 18)	140	205	687
Cash-settled share-based payments (Note 24)	—	2,973	(548)
Equity-settled share-based payments (Note 24)	(3,945)	(2,411)	(761)
Other employee benefits	(1,047)	(919)	(1,000)
Employee benefits	(16,398)	(9,666)	(10,482)
Administrative expenses	(42,766)	(37,955)	(18,355)
Tonnage Tax	(3,586)	(4,343)	(3,346)
Claims	(76)	—	(452)
Provisions	294	262	227
Total general and administrative expenses	(62,532)	(51,702)	(32,408)

Average number of full time equivalents (shore staff including shipmanagement)	198.47	192.81	189.05
The general and administrative expenses which include amongst others: shore staff wages (excluding shore staff working entirely on ship management), director fees, office rental, consulting and audit fees and tonnage tax, increased in 2023 compared to 2022. This increase was due to an increase in both employee benefits and administrative expenses.
The increase in administrative expenses is mainly due to an increase in legal and other service fees incurred in relation to the structural changes within the Company as well as the termination fees of the previous Management Board.

The share-based payments are higher compared to 2022 mainly due to the reversal of the provision on cash-settled share-based payments during 2022. Moreover, the equity-settled share-based payment plans LTIP 2020, 2021, 2022 and 2023 were fully paid out to the previous entitled Management Board members which mandates were terminated during the fourth quarter of 2023.